             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                         ADVANCED      YPTEL        WEB YP     BIG STUFF     PRO FORMA       PRO FORMA
                                        HISTORICAL   HISTORICAL   HISTORICAL   HISTORICAL   ADJUSTMENTS      COMBINED
                                        ----------   ----------   ----------   ----------   -----------      ---------
Revenues..............................    $42,337      $31,940      $   611      $ 757        $  (703)(a)     $74,942
                                          -------      -------      -------      -----        -------         -------
Operating costs:
  Printing, distribution and
    listings..........................     11,946        7,501           --         --        $  (703)(a)      18,744
  Sales and marketing.................      9,755        6,325        2,562        653                         19,295
  General and administrative..........     15,386       11,330        1,036        334                         28,086
  Depreciation and amortization.......      3,522        1,838           74        143          5,135 (b)      10,712
                                          -------      -------      -------      -----        -------         -------
Total operating costs.................     40,609       26,994        3,672      1,130          4,432          76,837
                                          -------      -------      -------      -----        -------         -------
Operating margin......................      1,728        4,946       (3,061)      (373)        (5,135)         (1,895)
Other income (expense):
  Other income and expense, net.......          1         (332)          --         --                           (331)
  Interest expense....................     (3,517)      (2,692)          --        (67)           563 (c)      (5,713)
                                          -------      -------      -------      -----        -------         -------
Income (loss) from continuing
 operations before income taxes.......     (1,788)       1,922       (3,061)      (440)        (4,572)         (7,939)
Income tax expense (benefit)..........        612          672           --         --         (1,058)(d)         226
                                          -------      -------      -------      -----        -------         -------
Net income (loss) from continuing
 operations...........................    $(2,400)     $ 1,250      $(3,061)     $(440)       $(3,514)        $(8,165)
                                          =======      =======      =======      =====        =======         =======
Net income (loss) per share from
 continuing operations................    $  (.12)                                                            $  (.19)
                                          =======                                                             =======
Weighted average shares outstanding...     19,896                                              23,243 (e)      43,139
                                          =======                                             =======         =======

------------------------

(a) Reflects the elimination of revenue and cost of sales for services provided to Advanced by Big Stuff and Web YP.

(b) Reflects the amortization of goodwill resultant from the acquisitions over periods ranging from
    10 to 30 years, as follows:

                                                          AMORTIZATION    PERIOD
(IN THOUSANDS)                                            ------------   --------
YPtel...................................................     $2,327      30 years
Web YP..................................................      2,034      10 years
Big Stuff...............................................        774      10 years
                                                             ------
                                                             $5,135
                                                             ======

(c) Reflects the elimination of interest expense incurred on the $15.0 million 5% Subordinated Notes payable, which will be converted to common stock in connection with the acquisitions.

(d) Reflects the incremental provision for federal and state income taxes at an effective tax rate of 38% for the applicable pro forma adjustments and for income taxes on S-corporation income.

(e) Reflects the issuance of 19,545,454 shares issued for the purchase of the acquired companies; 2,840,909 shares issued for the conversion of the 5% Subordinated Notes payable; and 856,364 shares issued for the conversion of the estimated loans in the amount of $4.7 million from stockholders of Web YP and Big Stuff.

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                  ADVANCED          YPTEL         WEB YP     BIG STUFF     PRO FORMA       PRO FORMA
                                PRO FORMA(A)    HISTORICAL(B)   HISTORICAL   HISTORICAL   ADJUSTMENTS      COMBINED
                                -------------   -------------   ----------   ----------   -----------      ---------
Revenues......................     $47,336         $34,408        $   384     $ 1,648       $ (1,252)(c)   $ 82,524
                                   -------         -------        -------     -------       --------       --------
Operating costs:
  Printing, distribution and
    listings..................      11,307           8,165             --          --         (1,252)(c)     18,220
  Sales and marketing.........      10,806           6,857            753       1,049                        19,465
  General and
    administrative............      19,249          12,103          1,232         257                        32,841
  Depreciation and
    amortization..............       4,751             662             51         301          8,893 (d)     14,658
  Other compensation..........       1,760           1,381             --          --                         3,141 (h)
                                   -------         -------        -------     -------       --------       --------
Total operating costs.........      47,873          29,168          2,036       1,607          7,641         88,325
                                   -------         -------        -------     -------       --------       --------
Operating margin..............        (537)          5,240         (1,652)         41         (8,893)        (5,801)
Other income (expense):
  Other income and expense,
    net.......................         190             495             --          --                           685
  Interest expense............      (1,955)           (568)            --         (60)        (2,156)(e)     (4,739)
                                   -------         -------        -------     -------       --------       --------
Income (loss) from continuing
 operations before income
 taxes........................      (2,302)          5,167         (1,652)        (19)       (11,049)        (9,855)
Income tax expense
 (benefit)....................         670              --             --          --            724 (f)      1,394
                                   -------         -------        -------     -------       --------       --------
Net income (loss) from
 continuing operations........     $(2,972)        $ 5,167        $(1,652)    $   (19)      $(11,773)      $(11,249)
                                   =======         =======        =======     =======       ========       ========
Net income (loss) per share
 from continuing operations...     $ (0.15)                                                                $  (0.26)
                                   =======                                                                 ========
Weighted average shares
 outstanding..................      19,646                                                    23,243 (g)     42,889
                                   =======                                                  ========       ========

------------------------
(a) Advanced acquired Great Western on February 18, 1998. The pro forma results of Advanced were prepared as if the acquisition occured on January 1, 1998. As a result, revenue of $9.2 million and net income of $.3 million of Great Western for the period January 1, 1998 to February 18, 1998 has been combined with the historical results of Advanced.

(b) YPtel historical results of operations for the year ended December 31, 1998 include the results of its predecessor for the period January 1, 1998 through October 31, 1998 and the results of YPtel Corporation for the period November 1, 1998 through December 31, 1998. The results of YPtel Corporation include the results of operations of its predecessor.

(c) Reflects the elimination of revenue and cost of sales for services provided to Advanced by Big Stuff and Web YP.

(d) Reflects the amortization of the goodwill resultant from the acquisitions, over periods ranging from 10 to 30 years, as follows:

                                                          AMORTIZATION    PERIOD
(IN THOUSANDS)                                            ------------   --------
YPtel...................................................     $3,102      30 years
Web YP..................................................      2,712      10 years
Big Stuff...............................................      1,032      10 years
YPtel's Acquisition of Pacific Coast Publishing.........      2,047      30 years
                                                             ------
                                                             $8,893
                                                             ======

(e) Reflects the addition of $2.9 million interest expense relating to YPtel debt as a result of its acquisition of Pacific Coast Publishing. This amount is partially offset by the elimination of $750,000 interest expense incurred on the $15.0 million 5% Subordinated Notes, which will be redeemed for Advanced common stock in connection with the acquisitions.

(f) Reflects the incremental provision for federal and state income taxes at an effective tax rate of 38% for the applicable pro forma adjustments and for income taxes on S-corporation income.

(g) Reflects the issuance of 19,545,454 shares issued for the purchase of the acquired companies; 2,840,909 shares issued for the conversion of the 5% Subordinated Notes payable; and 856,364 shares issued for the conversion of the estimated loans in the amount of $4.7 million from stockholders of Web YP and Big Stuff.

(h) Represents stock-based compensation of Advanced and shareholder remuneration of YPtel.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1999
                                 (IN THOUSANDS)

                                    ADVANCED       YPTEL        WEB YP     BIG STUFF     PRO FORMA       PRO FORMA
                                   HISTORICAL    HISTORICAL   HISTORICAL   HISTORICAL   ADJUSTMENTS      COMBINED
                                  ------------   ----------   ----------   ----------   -----------      ---------
ASSETS
Current assets:
  Cash and cash equivalents.....    $  1,408       $   207      $   15       $    1       $ 42,600(e)    $  1,631
  Accounts receivable, net......      17,681        11,366         199           82                        29,328
  Deferred costs................       2,236         7,462          --           --                         9,698
  Prepaid expenses and other....         289         1,992       1,534          185                         4,000
  Deferred taxes................       3,782            --          --           --                         3,782
                                    --------       -------      ------       ------       --------       --------
    Total current assets........      25,396        21,027       1,748          268         42,600         48,439
                                    --------       -------      ------       ------       --------       --------
Property, plant and equipment,
 net............................         957           652         213          339                         2,161
Intangible assets, net..........      76,546        40,376          --          122        130,511 (a)    247,555
Other assets....................       2,259            --          --           --                         2,259
Net assets held for sale........      41,222            --          --           --        (41,222)(e)     41,222
                                    --------       -------      ------       ------       --------       --------
    Total other assets..........     120,984        41,028         213          461        131,889        293,197
                                    --------       -------      ------       ------       --------       --------
    Total assets................    $146,380       $62,055      $1,961       $  729       $131,889       $341,636
                                    ========       =======      ======       ======       ========       ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued
    expenses....................    $  6,704       $ 5,700      $  123       $   92       $  6,000 (a)   $ 17,994
                                                                                              (625)(b)
                                                                                             1,378 (e)
  Short-term debt and current
    maturities of long-term
    debt........................      55,000         3,882          --           64        (15,000)(b)     43,946
  Deferred revenue..............          --         1,660         459           --                         2,119
  Notes due to shareholders.....          --            --       3,510        1,200         (4,710)(a)         --
  Other current liabilities.....       2,691            --         166           --                         2,857
                                    --------       -------      ------       ------       --------       --------
    Total current liabilities...      64,395        11,242       4,258        1,356        (12,957)        66,916
Long-term liabilities:
  Long-term debt................          --        35,786          --           --                        35,786
  Deferred taxes................      10,704           134          --           --                        10,838
                                    --------       -------      ------       ------       --------       --------
    Total liabilities...........      75,099        47,162       4,258        1,356        (12,957)       113,540
                                    --------       -------      ------       ------       --------       --------
Stockholders' equity:
  Preferred stock...............          --            --          --           --                            --
  Common stock..................           2        13,720          --           --              2 (a)          4
                                                                                           (13,720)(c)
  Treasury stock................        (938)           --          --           --                          (938)
  Additional paid-in capital....     147,744            --       2,432        1,523        156,551 (d)    308,250
  Retained earnings (deficit)...     (75,527)        1,173      (4,729)      (2,150)        (3,693)(b)    (79,220)
                                                                                             5,706 (c)
                                    --------       -------      ------       ------       --------       --------
    Total stockholders'
      equity....................      71,281        14,893      (2,297)        (627)       144,846        228,096
                                    --------       -------      ------       ------       --------       --------
    Total liabilities and
      stockholders' equity......    $146,380       $62,055      $1,961       $  729       $131,889       $341,636
                                    ========       =======      ======       ======       ========       ========

------------------------

SEE NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET ON FOLLOWING PAGE

NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

(a) Records the purchase of YPtel, Web YP and Big Stuff for approximately $147.2 million, composed of the following:

                                SHARES                         AMOUNT
                       ------------------------   ---------------------------------    TOTAL
(IN THOUSANDS)                          STOCK      COMMON     STOCK     TRANSACTION   PURCHASE
                       COMMON STOCK    OPTIONS     STOCK     OPTIONS       COSTS       PRICE
                       -------------   --------   --------   --------   -----------   --------
YPtel................  15,000,000(1)   351,281    $102,000    $1,964       $4,000     $107,964
Web YP...............   4,020,000(2)        --      27,336        --        1,000       28,336
Big Stuff............   1,454,545           --       9,891        --        1,000       10,891
                       ----------      -------    --------    ------       ------     --------
                       20,474,545      351,281    $139,227    $1,964       $6,000     $147,191
                       ==========      =======    ========    ======       ======     ========

    For financial reporting purposes, the Advanced common stock was valued at $6.80 per share (the average closing price for the five days before and after the announcement of the acquisitions). The stock options were valued using the Black-Scholes option pricing model. Transaction costs consist primarily of legal, accounting, tax and financial advisory costs associated with the acquisitions.
    The purchase price was preliminarily allocated to the fair value of the net assets acquired as summarized below:

                                         YPTEL      WEB YP    BIG STUFF    TOTAL
(IN THOUSANDS)                          --------   --------   ---------   --------
Net working capital...................  $  9,785   $ 1,000     $   112    $ 10,897
Property and equipment................       652       213         339       1,204
Long-term debt........................   (35,786)       --          --     (35,786)
Deferred taxes........................      (134)       --          --        (134)
Intangible assets.....................   133,447    27,123      10,440     171,010
                                        --------   -------     -------    --------
    Total purchase price..............  $107,964   $28,336     $10,891    $147,191
                                        ========   =======     =======    ========

    ----------------------------

    (1) Included in the shares issued as consideration for YPtel are all shares of Advanced common stock expected to be issued either directly and or indirectly through exchange of Class A Special Shares. The Class A Special Shares may be issued in lieu of Advanced common stock for Canadian tax reasons but are exchangeable into a like number of Advanced common stock.

    (2) Included in the shares issued as consideration for the Web YP acquisition are 929,091 shares assumed to be issued in order to convert loans in the aggregate amount of $4.7 million which have been made to finance operations of Web YP and Big Stuff until the transaction closes. According to the terms of the acquisition agreements, up to $6.0 million of such loans may be made to Web YP and Big Stuff which will be converted into Advanced common stock based on the agreed upon conversion price of $5.50 per share. If the entire $6.0 million were loaned, 1,090,909 shares of Advanced common stock would be issued.

(b) Reflects the conversion of the $15.0 million 5% subordinated notes payable and $625,000 accrued interest owed by Advanced into 2,840,909 shares of common stock and the resultant loss from the conversion. For financial reporting purposes the stock was valued at $6.80 per share and will result in an extraordinary loss of $3.7 million as a loss on early extinguishment of debt. This extraordinary loss is not reflected in the pro forma financial statements.

(c) Records the elimination of YPtel, Web YP and Big Stuff's historical retained earnings (deficit) and common stock.

(d) Records the net effect of the following adjustments on capital in excess of par value:

                                                              (IN THOUSANDS)
Issuance of shares and stock options for acquisitions.......     $141,188
Issuance of shares for 5% Subordinated Notes payable........       19,318
Elimination of YPtel, Web YP and Big Stuff's historical
  paid-in capital...........................................       (3,955)
                                                                 --------
                                                                 $156,551
                                                                 ========

(e) Reflects the closing of the sale of the telecommunications operations for cash consideration of $49.8 million less adjustments for working capital, property, plant and equipment and other adjustments in the amount of $7.2 million. Net proceeds totaled approximately $42.6 million and related liabilities in connection with the closing approximate $1.4 million.